                                                                    EXHIBIT 10.8


                      SEVENTH AMENDMENT TO CREDIT AGREEMENT


            SEVENTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") dated as of July 25, 2002, among FAIRPOINT COMMUNICATIONS, INC. (f/k/a MJD Communications, Inc.), a Delaware corporation (the "Borrower"), the lenders from time to time party to the Credit Agreement referred to below (the "Lenders"), WACHOVIA BANK, NATIONAL ASSOCIATION (f/k/a First Union National Bank), as Documentation Agent (the "Documentation Agent"), BANK OF AMERICA, N.A. (f/k/a Bank of America National Trust and Savings Association, successor by merger to Bank of America, N.A. f/k/a Nationsbank, N.A. successor by merger to Nationsbank of Texas, N.A.), as Syndication Agent (the "Syndication Agent") and DEUTSCHE BANK TRUST COMPANY AMERICAS (f/k/a Bankers Trust Company), as Administrative Agent (the "Administrative Agent" and, together with the Documentation Agent and the Syndication Agent, collectively, the "Agents"). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                             W I T N E S S E T H:

            WHEREAS, the Borrower, the Lenders and the Agents are parties to a Credit Agreement, dated as of March 30, 1998 (as amended, modified or supplemented to but not including the date hereof, the "Credit Agreement"); and

            WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto wish to amend the Credit Agreement as herein provided;

            NOW, THEREFORE, it is agreed:

I.    AMENDMENTS TO CREDIT AGREEMENT.


            1. Section 1.01(c) of the Credit Agreement is hereby amended by inserting the text "that amount which, when added to such Lender's Percentage of Letter of Credit Outstandings at such time, equals" immediately preceding the text "the Revolving Commitment" in clause (iv) of said Section.

            2. Section 1.03(b) of the Credit Agreement is hereby amended by (i) inserting the text "and the Letter of Credit Issuer" immediately following the first reference to the "Administrative Agent" in said Section, (ii) inserting the text "or the Letter of Credit Issuer, as the case may be," immediately following the second reference to the "Administrative Agent" in said Section,
(iii) inserting the text "or the Letter of Credit Issuer's" immediately following the text "Administrative Agent's" in the second sentence of said Section and (iv) inserting the text

"or the Letter of Credit Issuer, as the case may be" immediately preceding the period at the end of said Section.

            3. Section 1.11(b) of the Credit Agreement is hereby amended by inserting the reference ", 1A.06" immediately following the reference to "1.11" in each instance where it appears in said Section.

            4. Section 1.12 of the Credit Agreement is hereby amended by (i) inserting the reference ", 1A.06" immediately following the reference "1.10(c)" appearing in the first sentence of said Section and (ii) inserting the reference ", 1A.06" immediately following the reference to "Section 1.10" in the second sentence of said Section.

            5. Section 1.13 of the Credit Agreement is hereby amended by (i) inserting the reference ", Section 1A.06" immediately following the reference to "Section 1.10(c)" appearing in clause (x) of said Section and (ii) deleting the proviso appearing in the first sentence of said Section and inserting the following text in lieu thereof:

             "provided that (i) at the time of any replacement pursuant to this
      Section 1.13, the Replacement Lender shall enter into one or more Assignment Agreements pursuant to Section 11.04(b) (and with all fees payable pursuant to said Section 11.04(b) to be paid by the Replacement Lender) pursuant to which the Replacement Lender shall acquire all of the Commitments and outstanding Loans of the Replaced Lender and, in connection therewith, shall pay to (x) the Replaced Lender an amount equal to the sum of (A) an amount equal to the principal of, and all accrued and unpaid interest on, all outstanding Loans of the Replaced Lender, and of all Unpaid Drawings to the extent such Lender funded its share thereof as provided in Section 1A.05, and (B) an amount equal to all accrued and unpaid Fees owing to the Replaced Lender pursuant to Section 2.01, and (y) the Letter of Credit Issuer the portion, if any, of any payment made by it under any Letter of Credit that was required to be funded by the Replaced Lender if not reimbursed by the Borrower and not funded by the Replaced Lender and (ii) all obligations of the Borrower owing to the Replaced Lender (other than those specifically described in clause (i) above in respect of which the assignment purchase price has been, or is concurrently being, paid) shall be paid in full to such Replaced Lender by the Borrower concurrently with such replacement."

            6. The Credit Agreement is hereby further amended by inserting the following new Section 1A immediately following the end of Section 1.14 thereof:

            "SECTION 1A. LETTERS OF CREDIT.

            1A.01 LETTERS OF CREDIT. (a) Subject to and upon the terms and conditions herein set forth, the Borrower may request that a Letter of Credit Issuer at any time and from time to time on or after the Seventh Amendment Effective Date and prior to the date which is thirty Business Days prior to the AF/RF Maturity Date issue, for the account of the Borrower and in support of such obligations of the Borrower and/or its Subsidiaries that are incurred in the ordinary course of business or are acceptable to the Administrative Agent and, subject to and upon the terms and conditions herein set forth, such Letter of Credit Issuer agrees to issue from time to time, irrevocable standby letters of credit (each such letter of credit, a "Letter of Credit" and, collectively, the "Letters of Credit") denominated in U.S. dollars and issued on a sight basis, in such form as may be approved by such Letter of Credit Issuer and the Administrative Agent.

            (b) Notwithstanding the foregoing, (i) no Letter of Credit shall be issued if after giving effect thereto (x) the Letter of Credit Outstandings would exceed $5 million or (y) the sum of all Letter of Credit Outstandings (less any portion thereof subject to Section 1A.01(c) Arrangements) and the then aggregate outstanding principal amount of all Revolving Loans made by Non-Defaulting Lenders would exceed the Adjusted Total Revolving Commitment at such time and (ii) each Letter of Credit shall have an expiry date occurring not later than one year after such Letter of Credit's date of issuance, provided that any such Letter of Credit may be extendible for successive periods of up to one year on terms acceptable to the Letter of Credit Issuer and in no event shall any Letter of Credit have an expiry date occurring later than ten Business Days prior to the AF/RF Maturity Date.

            (c) Notwithstanding the foregoing, in the event a Lender Default exists, the Letter of Credit Issuer shall not be required to issue any Letter of Credit unless the Letter of Credit Issuer has entered into arrangements satisfactory to it and the Borrower ("Section 1A.01(c) Arrangements") to eliminate the Letter of Credit Issuer's risk with respect to the participation in Letters of Credit of the Defaulting Lender or Lenders, which may include requiring that the Borrower cash collateralize such Defaulting Lender's or Lenders' Percentage of the Letter of Credit Outstandings.

            1A.02 MINIMUM STATED AMOUNT. The initial Stated Amount of each Letter of Credit shall be not less than $100,000 or such lesser amount acceptable to the Letter of Credit Issuer.

            1A.03 LETTER OF CREDIT REQUESTS; NOTICES OF Issuance. (a) Whenever it desires that a Letter of Credit be issued, the Borrower shall give the Administrative Agent and the Letter of Credit Issuer written notice (which may include by way of facsimile transmission) in the form of Exhibit M hereto prior to 1:00 P.M. (New York time) at least three Business Days (or such shorter period as may be acceptable to the Letter of Credit Issuer) prior to the proposed date of issuance (which shall be a Business Day) (each, a "Letter of Credit Request"), which Letter of Credit Request shall include any documents that the Letter of Credit Issuer customarily requires in connection therewith.

            (b) Each Letter of Credit Issuer shall, promptly after each issuance or amendment of a Letter of Credit by it, notify the Administrative Agent and the Borrower in writing of such issuance or amendment, and such notice shall be accompanied by a copy of such issuance or amendment. After receipt of such notice, the Administrative Agent shall notify each RF Lender, in writing, of such issuance or amendment, and if any RF Lender shall so request, the Administrative Agent shall provide such RF Lender with a copy of such issuance or amendment.

            1A.04 AGREEMENT TO REPAY LETTER OF CREDIT DRAWINGS. (a) The Borrower hereby agrees to reimburse the Letter of Credit Issuer, by making payment to the Administrative Agent at the Payment Office, for any payment or disbursement made by the Letter of Credit Issuer under any Letter of Credit (each such amount so paid or disbursed until reimbursed, an "Unpaid Drawing") immediately after, and in any event on the date on which the Borrower is notified by the Letter of Credit Issuer of such payment or disbursement with interest on the amount so paid or disbursed by the Letter of Credit Issuer, to the extent not reimbursed prior to 3:00 P.M. (New York time) on the date of such payment or disbursement, from and including the date paid or disbursed to but not including the date the Letter of Credit Issuer is reimbursed therefor at a rate per annum which shall be the Applicable Base Rate Margin plus the Base Rate as in effect from time to time (plus an additional 2% per annum if not reimbursed by the third Business Day after the date of such notice of payment or disbursement), such interest also to be payable on demand.

            (b) The Borrower's obligation under this Section 1A.04 to reimburse the Letter of Credit Issuer with respect to Unpaid Drawings (including, in each case, interest thereon) shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Borrower may have or have had against the Letter of Credit Issuer, the Administrative Agent or any Lender, including, without limitation, any defense based upon the failure of any drawing under a Letter of Credit to conform to the terms of the Letter of Credit or any non-application or misapplication by the beneficiary of the proceeds of such drawing; provided, however, that the Borrower shall not be obligated to reimburse the Letter of Credit Issuer for any wrongful payment made by the Letter of Credit Issuer under a Letter of Credit as a result of acts or omissions constituting willful misconduct or gross negligence on the part of the Letter of Credit Issuer as determined by a final judgment issued by a court of competent jurisdiction.

            1A.05 LETTER OF CREDIT PARTICIPATIONS. (a) Immediately upon the issuance by the Letter of Credit Issuer of any Letter of Credit, the Letter of Credit Issuer shall be deemed to have sold and transferred to each other RF Lender, and each such RF Lender (each, a "Participant") shall be deemed irrevocably and unconditionally to have purchased and received from such Letter of Credit Issuer, without recourse or warranty, an undivided interest and participation, to the extent of such Participant's Percentage, in such Letter of Credit, each substitute letter of credit, each drawing made thereunder and the obligations of the Borrower under this Agreement with respect thereto (although the Letter of Credit Fee shall be payable directly to the Administrative Agent for the account of the RF Lenders as provided in Section 2.01(g) and the Participants shall have no right to receive any portion of any Facing
      Fees) and any security therefor or guaranty pertaining thereto. Upon any change in the Revolving Commitments pursuant to Section 1.13 or 11.04(b), it is hereby agreed that, with respect to all outstanding Letters of Credit and Unpaid Drawings, there shall be an automatic adjustment to the participations pursuant to this Section 1A.05 to reflect the new Percentages of the RF Lenders.

            (b) In determining whether to pay under any Letter of Credit, the Letter of Credit Issuer shall not have any obligation relative to the Participants other than to deter-mine that any documents required to be delivered under such Letter of Credit have been delivered and that they substantially comply on their face with the requirements of such Letter of Credit. Any action taken or omitted to be taken by the Letter of Credit Issuer under or in connection with any Letter of Credit if taken or omitted in the absence of gross negligence or willful misconduct as determined by a final judgment issued by a court of competent jurisdiction shall not create for the Letter of Credit Issuer any resulting liability.

            (c) In the event that the Letter of Credit Issuer makes any payment under any Letter of Credit and the Borrower shall not have reimbursed such amount in full to the Letter of Credit Issuer pursuant to Section 1A.04(a), the Letter of Credit Issuer shall promptly notify the Administrative Agent, and the Administrative Agent shall promptly notify each Participant of such failure, and each Participant shall promptly and unconditionally pay to the Administrative Agent for the account of the Letter of Credit Issuer, the amount of such Participant's Percentage of such payment in U.S. dollars and in same day funds; PROVIDED, HOWEVER, that no Participant shall be obligated to pay to the Administrative Agent its Percentage of such unreimbursed amount for any wrongful payment made by the Letter of Credit Issuer under a Letter of Credit as a result of acts or omissions constituting willful misconduct or gross negligence on the part of the Letter of Credit Issuer as determined by a final judgment issued by a court of competent jurisdiction. If the Administrative Agent so notifies any Participant required to fund an Unpaid Drawing under a Letter of Credit prior to 1:00 P.M. (New York time) on any Business Day, such Participant shall make available to the Administrative Agent for the account of the Letter of Credit Issuer such Participant's Percentage of the amount of such payment on such Business Day in same day funds. If and to the extent such Participant shall not have so made its Percentage of the amount of such Unpaid Drawing available to the Administrative Agent for the account of the Letter of Credit Issuer, such Participant agrees to pay to the Administrative Agent for the account of the Letter of Credit Issuer, forthwith on demand such amount, together with interest thereon, for each day from such date until the date such amount is paid to the Administrative Agent for the account of the Letter of Credit Issuer at the overnight Federal Funds Effective Rate. The failure of any Participant to make available to the Administrative Agent for the account of the Letter of Credit Issuer its Percentage of any Unpaid Drawing under any Letter of Credit shall not relieve any other Participant of its obligation hereunder to make available to the Administrative Agent for the account of the Letter of Credit Issuer its Percentage of any payment under any Letter of Credit on the date required, as specified above, but no Participant shall be responsible for the failure of any other Participant to make available to the Administrative Agent for the account of the Letter of Credit Issuer such other Participant's Percentage of any such payment.

            (d) Whenever the Letter of Credit Issuer receives a payment of a reimbursement obligation (including interest on Unpaid Drawings) as to which the Administrative Agent has received for the account of the Letter of Credit Issuer any payments from any Participant pursuant to clause (c) above, the Letter of Credit Issuer shall pay to the Administrative Agent and the Administrative Agent shall promptly pay to each Participant which has paid its Percentage thereof, in U.S. dollars and in same day funds, an amount equal to such Participant's Percentage of the amount of the payment of such reimbursement obligation, including interest paid thereon to the extent accruing after the purchase of the respective participations.

            (e) The obligations of the Participants to make payments to the Administrative Agent for the account of the Letter of Credit Issuer with respect to Letters of Credit shall be irrevocable and not subject to counterclaim, set-off or other defense or any other qualification or exception whatsoever (provided that no Participant shall be required to make payments resulting from the Administrative Agent's gross negligence or willful misconduct as determined by a final judgment issued by a court of competent jurisdiction) and shall be made in accordance with the terms and conditions of this Agreement under all circumstances, including, without limitation, any of the following circumstances:

                  (i) any lack of validity or enforceability of this Agreement or any of the other Credit Documents;

                  (ii) the existence of any claim, set-off, defense or other right which the Borrower or any of its Subsidiaries may have at any time against a beneficiary named in a Letter of Credit, any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), the Administrative Agent, the Letter of Credit Issuer, any Lender or other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transaction between the Borrower and the beneficiary named in any such Letter of Credit);

                  (iii) any draft, certificate or other document presented under the Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                  (iv) the surrender or impairment of any security for the
            performance or observance of any of the terms of any of the Credit Documents; or

                  (v) the occurrence of any Default or Event of Default.

            (f) To the extent the Letter of Credit Issuer is not indemnified by the Borrower, the Participants will reimburse and indemnify the Letter of Credit Issuer, in proportion to their respective Percentages, for and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, costs, expenses or disbursements of whatsoever kind or nature which may be imposed on, asserted against or incurred by the Letter of Credit Issuer in performing its respective duties in any way relating to or arising out of its issuance of Letters of Credit; provided that no Participants shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Letter of Credit Issuer's gross negligence or willful misconduct as determined by a final judgment issued by a court of competent jurisdiction.

            1A.06 INCREASED COSTS. If at any time after the Seventh Amendment Effective Date, the adoption or effectiveness of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central Lender or comparable agency charged with the interpretation or administration thereof, or compliance by the Letter of Credit Issuer or any Participant with any request or directive (whether or not having the force of law) by any such authority, central Lender or comparable agency shall either (i) impose, modify or make applicable any reserve, deposit, capital adequacy or similar requirement against Letters of Credit issued by the Letter of Credit Issuer or such Participant's participation therein, or (ii) shall impose on the Letter of Credit Issuer or any Participant any other conditions affecting this Agreement, any Letter of Credit or such Participant's participation therein; and the result of any of the foregoing is to increase the cost to the Letter of Credit Issuer or such Participant of issuing, maintaining or participating in any Letter of Credit, or to reduce the amount of any sum received or receivable by the Letter of Credit Issuer or such Participant hereunder (other than any increased cost or reduction in the amount received or receivable resulting from the imposition of or a change in the rate of taxes or similar charges), then, upon demand to the Borrower by the Letter of Credit Issuer or such Participant (a copy of which notice shall be sent by the Letter of Credit Issuer or such Participant to the Administrative Agent), the Borrower shall pay to the Letter of Credit Issuer or such Participant such additional amount or amounts as will compensate the Letter of Credit Issuer or such Participant for such increased cost or reduction. A certificate submitted to the Borrower by the Letter of Credit Issuer or such Participant, as the case may be (a copy of which certificate shall be sent by the Letter of Credit Issuer or such Participant to the Administrative Agent), setting forth the basis for the determination of such additional amount or amounts necessary to compensate the Letter of Credit Issuer or such Participant as aforesaid shall be conclusive and binding on the Borrower absent manifest error, although the failure to deliver any such certificate shall not release or diminish any of the Borrower's obligations to pay additional amounts pursuant to this Section 1A.06 upon the subsequent receipt thereof."

            7. Section 2.01 of the Credit Agreement is hereby amended by inserting the following new clauses (g), (h) and (i) immediately following clause (f) thereof:

            "(g) So long as any Letter of Credit is outstanding and has not been fully collateralized pursuant to Section 3.02(A)(a)(i) and/or Section 8, the Borrower agrees to pay to the Administrative Agent, for the account of each Non-Defaulting Lender, PRO RATA on the basis of their respective Percentages, a fee in respect of each Letter of Credit (the "Letter of Credit Fee") computed for each day at a per annum rate equal to the Applicable Eurodollar Margin for RF Loans on such day multiplied by the Stated Amount of all Letters of Credit outstanding on such day (less any amount thereof as to which Section 1A.02 arrangements are in place). Accrued Letter of Credit Fees shall be due and payable quarterly in arrears on the last Business Day of each calendar quarter.

            (h) So long as any Letter of Credit is outstanding and has not been fully collateralized pursuant to Section 3.02(A)(a)(i) and/or Section 8, the Borrower agrees to pay to the Letter of Credit Issuer a fee in respect of each Letter of Credit issued by it (the "Facing Fee") computed for each day at the rate of 0.25% per annum on the Stated Amount of all such Letters of Credit outstanding on such day provided that there will be a minimum Facing Fee per year for each Letter of Credit of $500 (which is not an additional fee). Accrued Facing Fees shall be due and payable quarterly in arrears on the last Business Day of each calendar quarter.

            (i) The Borrower agrees to pay directly to the Letter of Credit Issuer upon each issuance of, payment under, and/or amendment of, a Letter of Credit such amount, if any, as shall at the time of such issuance, payment or amendment be the administrative charge which the Letter of Credit Issuer is customarily charging for issuances of, payments under or amendments of, letters of credit issued by it."

            8. Section 3.02(A)(a)(i) of the Credit Agreement is hereby amended by (i) inserting the text "and the Letter of Credit Outstandings (less any amount thereof as to which Section 1A.01(c) Arrangements are in place)" immediately following the first reference to "Non-Defaulting Lenders" in said Section and (ii) inserting the following new sentence at the end of said
Section:

      "If, after giving effect to such repayment, the Letter of Credit Outstandings (less any amount thereof as to which Section 1A.01(c) Arrangements are in place) exceeds the Adjusted Total Revolving Commitment then in effect, the Borrower shall pay to the Collateral Agent an amount in cash and/or Cash Equivalents equal to such excess and the Collateral Agent shall hold such payment as security for the obligations of the Borrower in respect of Letters of Credit pursuant to a cash collateral agreement to be entered into in form and substance reasonably satisfactory to the Collateral Agent (which shall permit certain investments in Cash Equivalents reasonably satisfactory to the Collateral Agent, until all proceeds are applied to such secured obligations or until all Letters of Credit so secured expire undrawn, at which time such amount shall be returned to the Borrower)."

            9. Section 4.03 of the Credit Agreement is hereby amended by (i) inserting the text ", and of the Letter of Credit Issuer to issue Letters of Credit," immediately preceding the text "is subject" appearing in the introductory clause of said Section; (ii) inserting the text "and the issuance of each such Letter of Credit" immediately following the text "the making of each such Loan" appearing in said introductory clause; (iii) inserting the text "or a Letter of Credit Request meeting the requirements of Section 1A.03" immediately preceding the period at the end of clause (a) of said Section; (iv) inserting the text "and/or the issuance of each Letter of Credit" immediately after the text "each Loan" in the penultimate sentence of said Section; and (v) inserting the text "and all Letters of Credit" after the text "(in the case of all Loans" in said penultimate sentence.

            11. Section 8 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (ii) of the paragraph at the end of said Section and (ii) and inserting the following text immediately preceding the period at the end of said paragraph:

      "(iv) terminate any Letter of Credit which may be terminated in accordance with its terms; and (v) direct the Borrower to pay (and the Borrower hereby agrees upon receipt of such notice, or upon the occurrence of any Event of Default specified in Section 8.05 in respect of the Borrower, it will pay) to the Collateral Agent at the Payment Office such additional amounts of cash and/or Cash Equivalents, to be held in a cash collateral account as security for the Borrower's reimbursement obligations in respect of Letters of

      Credit then outstanding equal to the aggregate Stated Amount of all Letters of Credit then outstanding (less any amount thereof as to which Section 1A.01(c) Arrangements are in place)."

            12. The definition of "Lender Default" appearing in Section 9 of the Credit Agreement is hereby amended by (i) inserting the text "or a reimbursement of an Unpaid Drawing" immediately following the text "incurrence of Loans" appearing in clause (i) of said definition and (ii) inserting the reference "or 1A.05" immediately following the reference to "Section 1.01" appearing in clause
(ii) of said definition.

            13. Section 9 of the Credit Agreement is hereby further amended by
(i) deleting the definition of "BTCo" and (ii) inserting the following new defined terms in the appropriate alphabetical order:

            "DBTCA" shall mean Deutsche Bank Trust Company Americas.

            "Letter of Credit" shall have the meaning provided in Section 1A.01(a).

            "Letter of Credit Fee" shall have the meaning provided in Section 2.01(g).

            "Letter of Credit Issuer" shall mean (i) DBTCA or, if designated by DBTCA, any of DBTCA's Affiliates and (ii) each other Lender, if any, as requested by the Borrower to the extent agreed by such other Lender and the Administrative Agent.

            "Letter of Credit Outstandings" shall mean, at any time, the sum of, without duplication, (i) the aggregate Stated Amount of all outstanding Letters of Credit and (ii) the aggregate amount of all Unpaid Drawings in respect of all Letters of Credit.

            "Letter of Credit Request" shall have the meaning provided in
      Section 1A.03(a).

            "Percentage" shall mean at any time for each RF Lender, the percentage obtained by dividing such Lender's Revolving Commitment by the Total Revolving Commitment provided that if the Total Revolving Commitment has been terminated, the Percentage of each RF Lender shall be determined by dividing such RF Lender's Revolving Commitment immediately prior to such termination by the Total Revolving Commitment immediately prior to such termination.

            "Section 1A.01(c) Arrangements" shall have the meaning provided in
      Section 1A.01(c).

            "Seventh Amendment" means the Seventh Amendment to this Agreement, dated as of July 25, 2002.

            "Seventh Amendment Effective Date" shall have the meaning provided in the Seventh Amendment.

            "Stated Amount" shall mean, with respect to any Letter of Credit at any time, the maximum available to be drawn thereunder at such time (regardless of whether any conditions for drawing could then be met).

            "Unpaid Drawing" shall have the meaning provided in Section 1A.04.

            14. The Credit Agreement is hereby further amended by deleting each reference to "BTCo" contained therein and inserting "DBTCA" in lieu thereof.

            15. The Credit Agreement is hereby further amended by adding new Exhibit M thereto in the form of Exhibit M attached hereto.

II.   MISCELLANEOUS PROVISIONS.

            1. In order to induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants that:

            (a) no Default or Event of Default exists as of the Seventh Amendment Effective Date, both before and after giving effect to this Amendment; and

            (b) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the Seventh Amendment Effective Date, both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Seventh Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects only as of such specific date).

            2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

            3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

            4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

            5. This Amendment shall become effective on the date (the "Seventh Amendment Effective Date") when the Borrower, the Required AF/RF Lenders and the Required TF Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office.

            6. From and after the Seventh Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

                                      * * *

            IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                       FAIRPOINT COMMUNICATIONS, INC. (f/k/a
                                          MJD Communications, Inc.)


                                       By: /s/ TIMOTHY W. HENRY
                                          --------------------------------------
                                          Name: Timothy W. Henry
                                          Title: Vice President of
                                          Finance & Treasurer


                                       DEUTSCHE BANK TRUST COMPANY AMERICAS
                                          (f/k/a Bankers Trust Company),
                                          Individually and as Administrative
                                          Agent


                                       By: /s/ ANCA TRIFAN
                                          --------------------------------------
                                          Name: Anca Trifan
                                          Title: Director


                                       BANK OF AMERICA, N.A., Individually
                                          and as Syndication Agent


                                       By: /s/ PAMELA S. KURTZMAN
                                          --------------------------------------
                                          Name: Pamela S. Kurtzman
                                          Title: Principal


                                       WACHOVIA BANK, NATIONAL ASSOCIATION
                                          (f/k/a First Union National Bank),
                                          Individually and as Documentation
                                          Agent


                                       By: /s/ NICHOLAS A.J. HAHN
                                          --------------------------------------
                                          Name: Nicholas A.J. Hahn
                                          Title: Vice President

                                       COBANK, ACB


                                       By: /s/ RICK FREEMAN
                                          --------------------------------------
                                          Name: Rick Freeman
                                          Title: Vice President


                                       MORGAN STANLEY DEAN WITTER PRIME
                                          INCOME TRUST


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       HELLER FINANCIAL, INC.


                                       By: /s/  KARL KIEFFER
                                          --------------------------------------
                                          Name: Karl Kieffer
                                          Title: Duly Authorized
                                          Signatory


                                       UNION BANK OF CALIFORNIA, N.A.


                                       By: /s/  CRAIG CAPPAR
                                          --------------------------------------
                                          Name: Craig Cappar
                                          Title: Assistant Vice President


                                       CENTURA BANK


                                       By: /s/ JOHN A. KRUSOL
                                          --------------------------------------
                                          Name: John A. Krusol
                                          Title: Senior Vice President


                                       THE CIT GROUP/EQUIPMENT FINANCING, INC.

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       FLEET NATIONAL BANK


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       FORTIS CAPITAL CORP. (f/k/a
                                          MEESPIERSON CAPITAL CORP.)


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       SENIOR DEBT PORTFOLIO
                                          By: BOSTON MANAGEMENT AND RESEARCH,
                                          as Investment Manger


                                       By: /s/ SCOTT H. PAGE
                                          --------------------------------------
                                          Name: Scott H. Page
                                          Title: Vice President


                                       THE TRAVELERS INSURANCE COMPANY


                                       By: /s/ ALLEN R. CANTRELL
                                          --------------------------------------
                                          Name: Allen R. Cantrell
                                          Title: Investment Officer

                                       OXFORD STRATEGIC INCOME FUND
                                          By:  Eaton Vance Management as
                                          Investment Advisor


                                       By: /s/ SCOTT H. PAGE
                                          --------------------------------------
                                          Name: Scott H. Page
                                          Title: Vice President


                                       GENERAL ELECTRIC CAPITAL CORPORATION


                                       By: /s/  KARL KIEFFER
                                          --------------------------------------
                                          Name: Karl Kieffer
                                          Title: Duly Authorized
                                          Signatory


                                       U.S. BANK NATIONAL ASSOCIATION (f/k/a
                                          FIRSTAR BANK, N.A.)


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       NATIONAL CITY BANK


                                       By: /s/ ELIZABETH A. BROSKY
                                          --------------------------------------
                                          Name:  Elizabeth A. Brosky
                                          Title: Vice President


                                       EATON VANCE SENIOR INCOME TRUST
                                          By:  Eaton Vance Management as
                                          Investment Advisor


                                       By: /s/ SCOTT H. PAGE
                                          --------------------------------------
                                          Name: Scott H. Page
                                          Title: Vice President

                                       EATON VANCE INSTITUTIONAL SENIOR LOAN
                                          FUND
                                          By:  Eaton Vance Management as
                                          Investment Advisor


                                       By: /s/ SCOTT H. PAGE
                                          --------------------------------------
                                          Name: Scott H. Page
                                          Title: Vice President


                                       GRAYSON & CO
                                          By: Boston Management and Research
                                          as Investment Advisor


                                       By: /s/ SCOTT H. PAGE
                                          --------------------------------------
                                          Name: Scott H. Page
                                          Title: Vice President


                                       IBM CREDIT CORP.


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       HIGHLAND LOAN FUNDING V LTD.
                                          By:  Highland Capital Management,
                                          L.P. as Collateral Manager


                                       By: /s/ MARK K. OKADA, CFA
                                          --------------------------------------
                                          Name: Mark K. Okada, CFA
                                          Title: Executive Vice President


                                       ELF FUNDING TRUST I
                                          By:  Highland Capital Management,
                                          L.P. as Collateral Manager


                                       By: /s/ MARK K. OKADA, CFA
                                          --------------------------------------
                                          Name: Mark K. Okada, CFA
                                          Title: Executive Vice President

                                       HIGHLAND LEGACY LIMITED
                                          By:  Highland Capital Management,
                                          L.P. as Collateral Manager


                                       By: /s/ MARK K. OKADA, CFA
                                          --------------------------------------
                                          Name: Mark K. Okada, CFA
                                          Title: Executive Vice President


                                       KZH PAMCO LLC


                                       By: /s/ SUSAN LEE
                                          --------------------------------------
                                          Name: Susan Lee
                                          Title: Authorized Agent


                                       KZH HIGHLAND-2 LLC


                                       By: /s/ SUSAN LEE
                                          --------------------------------------
                                          Name: Susan Lee
                                          Title: Authorized Agent


                                       MUIRFIELD TRADING LLC


                                       By: /s/ ANN E. MORRIS
                                          --------------------------------------
                                          Name: Ann E. Morris
                                          Title: Assistant Vice President


                                       OLYMPIC FUNDING TRUST SERIES 1999-1


                                       By: /s/ ANN E. MORRIS
                                          --------------------------------------
                                          Name: Ann E. Morris
                                          Title: Assistant Vice President


                                       SEQUILS-CUMBERLAND I, LTD.


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       JISSEKIKUN FUNDING, LTD.
                                          By:  Pacific Investment Management
                                          Company as its Investment Advisor


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       COLUMBUS LOAN FUNDING LTD.
                                          By:  Travelers Asset Management
                                          International Company LLC


                                       By: /s/ ALLEN R. CANTRELL
                                          --------------------------------------
                                          Name: Allen R. Cantrell
                                          Title: Investment Officer


                                       TRAVELERS CORPORATE LOAN FUND, INC.
                                          By:  Travelers Asset Management
                                          International Company LLC


                                       By: /s/ ALLEN R. CANTRELL
                                          --------------------------------------
                                          Name: Allen R. Cantrell
                                          Title: Investment Officer

                                                                       Exhibit M


                        FORM OF LETTER OF CREDIT REQUEST


                                                 Dated ___________ ____, 200_(1)


Deutsche Bank Trust Company Americas
  as Administrative Agent under the
  Credit Agreement referred to below
31 West 52nd Street
New York, New York 10019

Attention:  __________________

[Insert Name and Address of
Letter of Credit Issuer](2)

Ladies and Gentlemen:

            The undersigned, FairPoint Communications, Inc. (the "Borrower"), refers to the Credit Agreement, dated as of March 30, 1998 (as amended, modified or supplemented from time to time, the "Credit Agreement"; the capitalized terms defined therein being used herein as therein defined), among the Borrower, the lenders from time to time party thereto (the "Lenders") and Deutsche Bank Trust Company Americas, as Administrative Agent.

            The undersigned hereby requests that [insert name of Letter of Credit Issuer] issue a Letter of Credit for the account of the undersigned on _____________ ___, _____ (the "Date of Issuance") in the aggregate Stated Amount of $________.

            The beneficiary of the requested Letter of Credit will be _________________,(3) and such Letter of Credit will be in support of
_____________________(4) and will have a stated expiration date of
____________.(5)


--------
(1) Shall be prior to 1:00 p.m. (New York Time) at least three Business Days prior to the proposed Date of Issuance (or such shorter period as may be acceptable to the Letter of Credit Issuer).

(2) In the case of DBTCA as Letter of Credit Issuer, address is Global Loan Operations, Standby Letter of Credit Unit, 60 Wall Street, New York, NY 10005 - MS NYC 60- 2708

(3) Insert name and address of beneficiary.

                                                                       Exhibit M
                                                                          Page 2


            The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the Date of Issuance:

            (A) the representations and warranties contained in the Credit Agreement and the other Credit Documents are and will be true and correct in all material respects, before and after giving effect to the issuance of the Letter of Credit requested hereby, as though made on the Date of Issuance, unless stated to relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects only as of such earlier date; and

            (B) no Default or Event of Default has occurred and is continuing, or would result after giving effect to the issuance of the Letter of Credit requested hereby.

            Copies of all documentation with respect to the supported transaction are attached hereto.


                                       FAIRPOINT COMMUNICATIONS, INC.


                                       By:
                                          ------------------------------
                                          Name:
                                          Title:



--------
(...continued)

(4) Insert description of the supported obligations, name of agreement and/or the commercial transaction to which this Letter of Credit Request relates.

(5) Insert last date upon which drafts may be presented (which may not be later than the earlier of twelve months after the Date of Issuance or beyond the 10th Business Day preceding the RF/AF Maturity Date).